EXHIBIT 10.18


                          FOURTH AMENDMENT TO
               AMENDED AND RESTATED EMPLOYMENT AGREEMENT




     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT
AGREEMENT (the "Amendment") is made and entered into this 20th day of November 1997, by and between ROSS STORES, INC. (The "Company") and NORMAN A. FERBER (the "Executive").

     A. The Company and the Executive have previously entered into an Amended and Restated Employment Agreement as of June 1, 1995, which has subsequently been amended on July 29, 1996, March 20, 1997 and April 15, 1997 (as amended, the "Agreement").

     B. It is now the intention of the Company and the Executive to further amend the Agreement.

          Accordingly, the Company and the Executive hereby agree as follows:

          A. Paragraph 2 of the Agreement is hereby amended to provide that the Executive shall continue to serve as Chairman of the Board of the Company at the will of the Board through January 31, 1999.

          B. Paragraph 3 of the Agreement is hereby amended to provide that the Executive shall continue to be retained as a consultant by the Company through January 31, 1999, which date shall be the "Consultancy Termination Date".

          C. Paragraph 5(a) of the Agreement is hereby amended to provide that the Executive shall be paid a consulting fee of $83,333.33 per month for his services as a consultant from February 1,
1998 through January 31, 1999.   Notwithstanding the provisions of
Paragraph 5(b) of the Agreement, the Executive shall not be entitled to any bonus for performance during the period from February 1, 1998 through January 31, 1999, but shall continue to be entitled to all other benefits and payments provided in the Agreement.

          D. Paragraph 5(e) of the Agreement is hereby amended to change "the summer of 1997" in the last sentence thereof to "the summer of 1998."

          E. Except as amended by this Amendment, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Fourth
Amendment to the Amended and Restated Employment Agreement as of the date and year first above written.


ROSS STORES, INC.             EXECUTIVE



By:/s/Michael Balmuth              By:/s/Norman A. Ferber
Vice-Chairman & CEO